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                                                                    EXHIBIT 10.2

                              AMENDMENT NO. 3 TO
                                 THE GAP, INC.
                             NONEMPLOYEE DIRECTOR
                          DEFERRED COMPENSATION PLAN

         THE GAP, INC., having adopted The Gap, Inc. Nonemployee Director Deferred Compensation Plan effective as of August 26, 1997 (the "Plan"), and having amended the Plan effective as of October 28, 1998, and June 30, 2000, hereby amends and restates Section 5.3.3 and Section 5.3.4 of the Plan in its entirety, effective as of April 3, 2001, as follows:

                       5.3.3   Expiration of Options. Each Option shall
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         terminate upon the first to occur of the following events:


                       (a) The expiration of seven (7) years from the Grant Date; or

                       (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than death, Disability or Retirement; or

                       (c) The expiration of three (3) years from the date of the Participant's Termination of Service by reason of Disability or Retirement.

                       5.3.4   Death of Participant. Notwithstanding Section
                               --------------------
         5.3.3, if a Director dies prior to the expiration of his or her Option pursuant to Section 5.3.3, such Option shall terminate three (3) years after the date of his or her death.


         IN WITNESS WHEREOF, The Gap, Inc., by its duly authorized officer, has executed this Amendment on the date indicated below.


                                             THE GAP, INC.


Dated: April 3, 2001                         By  /s/ Anne B. Gust
                                                 ----------------
                                                      Anne B. Gust
                                                      Executive Vice President